UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2015

GOLDLAND HOLDINGS CO.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

000-53765 (Commission File Number)	26-1266967 (IRS Employer Identification No.)
590 York Road, Unit 3 Niagara On The Lake, Ontario, CANADA (principal executive offices)	L0S 1J0 (Zip Code)

(716) 803-0621
(registrant’s telephone number, including area code)

_____________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 25, 2015, at a special called meeting of the stockholders of the registrant, the number of directors of the registrant was set at three members.  Paul Parliament and Martin Wolfe were reelected as directors of the registrant, and Douglas Brooks was elected as the third member of the board of directors of the registrant. Inasmuch as the board of directors of the registrant was reduced from seven to three members, John G. Prosser II, Allan Breitkreuz, Pierre Quilliam, Denise Quilliam, and Thomas C. Ridenour were not reelected to the board of directors of the registrant.  The reduction in the size of our board of directors was due to the fact that without directors insurance, we could not attract seven qualified candidates to serve on our board.

Our new director, Douglas Brooks, age 48, has a career in real estate.  From 1994 to 2000, he was secretary and director of Marsadi Layne Properties Inc., a large real estate property manager and developer in Southern Ontario.  From 1996 to 2015, Mr. Brooks has been president and chief executive officer of Rentcom Plus Inc., a privately owned real estate based corporation.  Mr. Brooks has also been involved in corporate business including property management, finance and real estate redevelopment.  He is a Member Broker and Broker of Record for the Real Estate Council of Ontario.

At the meeting of the board of directors of the registrant held on September 25, 2015, the following persons were elected as the only officers of the registrant to the offices set forth opposite their names, to serve until their successors in office have been duly elected and have been qualified, or until their terms of office have otherwise been terminated, as provided by the bylaws of the registrant:

Office	Name
Chairman of the Board, Chief Executive Officer, and President	Paul Parliament
Vice President, Chief Operations Officer, Secretary, and Treasurer	Douglas Brooks
Chief Financial Officer, Principal Accounting Officer, and Treasurer	Martin Wolfe
Secretary and Chief Governance Office	Richard Kaiser

John G. Prosser II, the former chairman of the board of the registrant, and Allan Breitkreuz, the former chief operating officer of the registrant and a director of the registrant, were not reelected as officers of the registrant.

Further, at the meeting of the board of directors of the registrant held on September 25, 2015, Paul Parliament was elected as the president and a director, Martin Wolfe was elected as a vice president and a director, and Douglas Brooks was elected as a vice president and a director of the registrant’s wholly-owned subsidiary, Universal Entertainment SAS, Inc., to serve until their successors in office shall have been duly elected and shall have qualified, or until the term of such offices shall have otherwise been terminated, as provided by the bylaws of the registrant’s wholly-owned subsidiary, Universal Entertainment SAS, Inc.  In that connection, John G. Prosser II and Allan Breitkreuz were removed as officers and directors of the registrant’s wholly-owned subsidiary, Universal Entertainment SAS, Inc.

In addition, at the meeting of the board of directors of the registrant held on September 25, 2015, the board of directors voted that during the intervals between the meetings of the board of directors, the executive committee of the registrant shall have and may exercise all the powers and authority of the board of directors between regular or special meetings of the board of directors in the management of the business and affairs of the registrant, except to the extent limited by Delaware law, the bylaws of the registrant or the board of directors.  The executive committee shall be composed of three members, Paul Parliament, Martin Wolfe, and Douglas Brooks.  Paul Parliament shall be the chairman of the executive committee.  John G. Prosser II and Allan Breitkreuz were previously members of the executive committee, but were not reappointed to the executive committee of the registrant.

As a result of the election of Mr. Brooks as a director and an officer of the registrant, Mr. Brooks will be awarded 2,000,000 shares of the restricted common stock of the registrant, pursuant to an agreement to be approved by the board of directors at a later date.  Moreover, due to his election as a director of the registrant, Mr. Brooks is to make a $100,000 direct investment in the registrant by October 5, 2015, in exchange for a convertible promissory note, providing for conversion rights into common stock of the registrant based on the registrant’s common stock price low as of September 8, 2015, which was $.026 per share, the form of the convertible promissory note to be submitted to the board of directors for approval.

At the meeting of the board of directors of the registrant held on September 25, 2015, the board of directors voted that any new director elected to the board of directors of the registrant shall receive $25,000 per year in S8 stock paid quarterly; in addition, any new director shall be required to make a direct investment of not less than $100,000 into the registrant in exchange for a convertible promissory note to be submitted to the board of directors for approval.

The board of directors of the registrant of directors also agreed to adopt an executive compensation plan for Messrs. Parliament, Wolfe, Brooks, and Kaiser, the terms of which will be submitted to the board of directors for approval.  Each plan shall be for two years, with the exception of Mr. Wolfe, whose plan will only be for one year; further each plan will provide for the payment of all past due compensation for Messrs. Parliament, Wolfe, Brooks, and Kaiser.

When the above-describe convertible promissory notes and compensation plans are adopted, proper disclosure will be made by means of an amendment to this report, within four business days after the information is determined or becomes available.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 25, 2015, at a special called meeting of the stockholders of the registrant, the stockholders voted to amend and restate the bylaws of the registrant and to amend and restate the certificate of incorporation of the registrant.

The first amendment to the bylaws of the registrant was necessary due to a conflict between our bylaws and our then existing certificate of incorporation.  In addition, there were a number of clarifications that needed to be made regarding the notice provisions with respect to meetings of our stockholders.  The second amendment to our bylaws was necessary to bring our bylaws into conformity with being a publicly-traded company whose shares are registered under the Securities Exchange Act of 1934, as amended.

Our certificate of incorporation was amended and restated to bring our certificate of incorporation into conformity with being a publicly-traded company whose shares are registered under the Securities Exchange Act of 1934, as amended.  There were a number of provisions that previous management had inserted into our certificate of incorporation make it more difficult to remove management, such as a prohibition on the right of stockholders to have a meeting by consent, and the requirement for the approval of 80% of our stockholders to remove a director.

Copies of the amended and restated bylaws and certificate of incorporation of the registrant are attached as exhibits to this report.

Item 8.01

Other Events.

A copy of a press release issued by the registrant with respect to the above-described matters described in Items 5.02 and 5.03, and this Item 8.01 is filed as an exhibit to this report.

Item 9.01.

Financial Statements and Exhibits.

(a)

Financial statements of business acquired.  Not applicable.

(b)

Pro forma financial information.  Not applicable.

(c)

Shell registrant transactions.  Not applicable.

(d)

Exhibits.

Exhibit No.	Identification of Exhibit
3.1*

Amended and Restated Certificate of Amendment to the Certificate of Incorporation of Goldland Holdings Co. dated September 25, 2015, filed with the Secretary of State of Delaware on September 25, 2015.

3.2*	First Amended and Restated Bylaws of Goldland Holdings Co. dated September 25, 2015.
3.3*	Second Amended and Restated Bylaws of Goldland Holdings Co. dated September 25, 2015.
99.1*

Press Release issued on September 25, 2015, with respect to the election of new officers and directors of Goldland Holdings Co. and the amended and restated certificate of incorporation and bylaws of Goldland Holdings Co. and change of transfer agent.

____________

*

Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 25, 2015.	GOLDLAND HOLDINGS CO.

By /s/ Paul Parliament
Paul Parliament, chief executive officer

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